                                                                   EXHIBIT 10.56

                               NOTEHOLDER CONSENT

     This NOTEHOLDER CONSENT (this "Consent"), dated as of July 15, 2002, is among SEITEL, INC. (the "Company"), a Delaware corporation, and each of the investors listed on the signature pages hereto (together with successors and assigns of each, a "Noteholder," and collectively, the "Noteholders"). Capitalized terms have the respective meanings ascribed thereto in Section 1 hereof.

                              W I T N E S S E T H:

     WHEREAS, each of the 1995 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of December 28, 1995 (collectively, as amended, the "1995 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 1995 Noteholders of the Company's Series B Notes and Series C Notes; and each of the 1999 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of February 12, 1999 (collectively, as amended, the "1999 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 1999 Noteholders of the Company's Series D Notes, Series E Notes and Series F Notes; and each of the 2001 Noteholders and the Company are party to those certain separate Note Purchase Agreements dated as of October 15, 2001 (collectively, the "2001 Note Purchase Agreement"), providing for the sale by the Company and the purchase by the 2001 Noteholders of the Company's Series G Notes, Series H Notes and Series I Notes;

     WHEREAS, the 1995 Note Purchase Agreement, the 1999 Note Purchase Agreement and the 2001 Note Purchase Agreement are collectively referred to herein as the "Note Purchase Agreements;" and

     WHEREAS, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes, the Series H Notes and the Series I Notes are collectively referred to herein as the "Notes;" and

     WHEREAS, on the date hereof, the Company's records indicate that each Noteholder is the registered owner, in its own or its nominee's name, of one or more of the Notes; and

     WHEREAS, the DDD Energy, Inc., a Restricted Subsidiary, desires to Transfer certain gas and oil properties and other assets held by it to Rising Star Energy, L.L.C. (the "Purchaser") pursuant to that Purchase and Sale Agreement, dated as of July 4, 2002, between DDD Energy, Inc and the Purchaser, a copy of which is attached hereto as Exhibit A (the "PSA");

     WHEREAS, pursuant to the terms of the Note Purchase Agreements and that Standstill, Forbearance and Amendment Agreement dated as of June 21, 2002 among the Company and the Noteholders, the consent of the Required Holders under each of the Note Purchase Agreements is a condition precedent to the proposed Transfer of assets of DDD Energy, Inc.; and

     WHEREAS, the Company has requested that the Noteholders agree and consent to such Transfer and, subject to the terms and conditions contained herein, the Noteholders so agree and consent.

     NOW, THEREFORE, in consideration of the matters referred to above, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS.

     The following terms listed below have the meanings set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreements.

     "Company" has the meaning assigned to such term in the first paragraph of this Consent.

     "Consent" has the meaning assigned to such term in the first paragraph of this Consent.

     "1995 Note Purchase Agreement" has the meaning assigned to such term in the first "whereas" clause of this Consent.

     "1999 Note Purchase Agreement" has the meaning assigned to such term in the second "whereas" clause of this Consent.

     "Noteholders" has the meaning assigned to such term in the first paragraph hereof.

     "Note Purchase Agreements" has the meaning assigned to such term in the second "whereas" clause of this Consent.

     "Notes" has the meaning assigned to such term in the third "whereas" clause of this Consent.

     "PSA" - has the meaning assigned to such term in the fifth "whereas" clause of this Consent.

     "Purchaser" - has the meaning assigned to such term in the fifth "whereas" clause of this Consent.

     "Required Noteholders" shall mean the holders of a majority of the principal amount of the Notes then outstanding issued under each of the 1995 Note Purchase Agreement, the 1999 Note Purchase Agreement and the 2001 Note Purchase Agreement.

     "2001 Note Purchase Agreement" has the meaning assigned to such term in the third "whereas" clause of this Consent.

2.   CONSENT.

     Each Noteholder hereby consents, with respect to the Notes held by it, to the Transfer of (i) the "Acquired Assets" and, (ii) to the extent the Purchase Option is exercised as provided for in Section 1.03 of the PSA, the "Excluded Assets" (with all terms used but not defined in this Section II having the meaning ascribed to such terms in the PSA) to the Purchaser, pursuant to the terms of the PSA, in accordance with the following conditions:

     a.   Use of Proceeds.

          Up to $9,000,000.00 of the Purchase Price may be used by the Company in accordance with the Projected Cash Receipts & Disbursements (through September 27, 2002) dated June 20, 2002, a copy of which is attached hereto as Exhibit "A" as the same may be amended or updated, consistent, for the applicable period, with the "Standstill, Forbearance and Amendment Agreement" dated as of June 21, 2002 and executed on July 9, 2002, as may be extended and/or amended (the "Standstill Agreement").

     b.   Interest Payable Upon Closing

          An amount equal to the interest obligations due on the Notes (all series) through the Closing Date under the PSA shall be paid directly to the Noteholders (or an account or accounts to be designated by the Noteholders, for further distribution to the Noteholders) out of the Purchase Price at the Closing.

     c.   Escrow Remainder

          The remainder of the Purchase Price after giving effect to the provisions of paragraphs "a" and "b" above and, if applicable, the Option Price, shall be owned by the Company and held in an interest bearing escrow account ("Escrow") and not disbursed by the escrow agent ("Escrow Agent") except upon the earlier of (i) twenty (20) days prior written notice (a "Notice") to the Noteholders (the "Notice Period") and (ii) the consent of the Noteholders, as provided below; such Notice to be delivered to the Noteholders by written notice given to Bingham McCutchen LLP, special counsel to the Noteholders, and Crossroads LLC, the Noteholders' Financial Advisors. In each such Notice, the Company shall provide the intended uses and respective amounts of the proposed expenditures out of the Escrow and shall state that such expenditure is consistent with the Standstill Agreement. The Noteholders shall have five (5) business days to provide written consent with respect to the proposed expenditures; in the event the Noteholders do not timely consent to any disbursement as requested, the Escrow Agent shall refrain from disbursing the objected-to amount until the expiration of the Notice Period.

                           (1) To the extent the Noteholders have procured a
                  binding order of a court of competent jurisdiction prior to the expiration of the Notice Period prohibiting the disbursement, the Escrow Agent and the Company shall be prohibited from making such disbursement pending disposition by written agreement with the Noteholders or court order.

                           (2) To the extent the Noteholders have not procured
                  such a binding order, then, upon expiration of the Notice Period, the Escrow Agent and the Company shall be authorized to make the disbursement provided for in that Notice, provided however, that as a condition to such authorization and disbursement, the Company shall pay to the Noteholders (or an account or accounts to be designated by the Noteholders, for further distribution to the Noteholders) no later than coterminously with the disbursement, the amount of interest due on the Notes (all series) through and including the proposed disbursement date.

     d.           Two Month Interest Cycle

                  Notwithstanding the terms of the Note Purchase Agreements and the Notes, from and after the Closing Date, ratable interest on the Notes shall be paid every two (2) months on a common date commencing on the first business day of the third full month following the Closing on the PSA (e.g., if Closing is July 31, the first two month payment will be October 1 for the period through and including September 30), and continuing on the first business day of every second month thereafter through the conclusion of the respective terms of the Notes as provided in the Note Purchase Agreement.

     e.           Calculation of Covenant Compliance

                  In respect of the calculation for covenant compliance under the Note Purchase Agreements and the Notes, the Acquired Assets and Excluded Assets and the liabilities attributed to them shall be excluded in the calculation of covenant compliance.

     f.           Consent to be Delivered to Purchaser

                  The Noteholders specifically authorize the Company to deliver, in the Company's discretion, a copy of this Consent to the Purchaser.

3.   EXPENSES AND FEES.

     The Company agrees to pay all reasonable fees and expenses of the Noteholders, including, without limitation, those of Bingham McCutchen LLP, special counsel to the Noteholders, and Crossroads, LLC, the Noteholders' Financial Advisor, incurred in connection with this Consent and the truncations related thereto.

4.   REPRESENTATIONS OF THE COMPANY.

     The Company hereby represents and warrants to the Noteholders that the Purchaser is not an Affiliate of the Company, and that there are no other material agreements or arrangements between the Company and/or the Subsidiaries on the one hand and the Purchaser on the other with respect to the sale of the DDD Energy, Inc. assets.

5.   HEADINGS.

     All headings and captions preceding the text of the several Sections of this Consent are intended solely for the convenience of reference and shall not constitute a part of this Consent nor shall they affect its meaning, construction or effect.

6.   COUNTERPARTS.

     This Consent may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. An executed copy of this Consent sent by facsimile shall be effective as an original.

     [Remainder page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, each party hereto has caused this Consent to be executed by its authorized officers as of the date first written above.

                                      PRINCIPAL LIFE INSURANCE
                                      COMPANY
                                      By: Principal Capital
                                          Management, LLC, a
                                          Delaware limited liability
                                          company, its authorized signatory


                                      By: /s/ Debra Svoboda Epp
                                         ---------------------------------------
                                         Name:  Debra Svoboda Epp
                                         Title: Counsel


                                      By: /s/ Jon C. Henry
                                         ---------------------------------------
                                         Name:  Jon C. Henry
                                         Title: Counsel

                                      PRINCIPAL LIFE INSURANCE
                                      COMPANY, ON BEHALF OF ONE
                                      OR MORE SEPARATE ACCOUNTS
                                      By: Principal Capital
                                          Management, LLC, a
                                          Delaware limited liability
                                          company, its authorized signatory


                                      By: /s/ Debra Svoboda Epp
                                         ---------------------------------------
                                         Name:  Debra Svoboda Epp
                                         Title: Counsel


                                      By: /s/ Jon C. Henry
                                         ---------------------------------------
                                         Name:  Jon C. Henry
                                         Title: Counsel

                                       CGU LIFE INSURANCE COMPANY OF AMERICA, a
                                       Delaware corporation (formerly
                                       known as Commercial
                                       Union Life Insurance Company of America)

                                       By: Principal Capital Management, LLC,
                                           a Delaware limited liability company,
                                           its attorney in fact


                                       By: /s/ Debra Svoboda Epp
                                          --------------------------------------
                                          Name:  Debra Svoboda Epp
                                          Title: Counsel


                                       By: /s/ Jon C. Henry
                                          --------------------------------------
                                          Name:  Jon C. Henry
                                          Title: Counsel


                                       ALLSTATE LIFE INSURANCE COMPANY


                                       By /s/ W.R. Schmidt
                                         ---------------------------------------
                                       Name:  W.R. Schmidt
                                       Title: Authorized Signatory


                                       By /s/ Pat Wilson
                                          --------------------------------------
                                       Name:  Pat Wilson
                                       Title: Authorized Signatory

                                       ALLSTATE LIFE INSURANCE COMPANY OF NEW
                                       YORK

                                     By /s/ W.R. Schmidt
                                        ----------------------------------------
                                     Name:  W.R. Schmidt
                                     Title: Authorized Signatory

                                     By /s/ Pat Wilson
                                        ----------------------------------------
                                     Name:  Pat Wilson
                                     Title: Authorized Signatory


                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                     By: David L. Babson & Company Inc.
                                         as Investment Adviser

                                     By /s/ Richard C. Morrison
                                        ----------------------------------------
                                     Name:  Richard C. Morrison
                                     Title: Managing Director

                                     C.M. LIFE INSURANCE COMPANY
                                     By: David L. Babson and Company Inc.
                                         as Investment Sub-Adviser

                                     By /s/ Richard C. Morrison
                                        ----------------------------------------
                                     Name:  Richard C. Morrison
                                     Title: Managing Director

                                     MASSMUTUAL ASIA LIMITED
                                     By: David L. Babson & Company Inc.
                                         as Investment Adviser

                                     By /s/ Richard C. Morrison
                                        ----------------------------------------
                                     Name:  Richard C. Morrison
                                     Title: Managing Director

                                     THE GUARDIAN INSURANCE & ANNUITY COMPANY,
                                     INC.


                                     By /s/ Thomas M. Donohue
                                        ----------------------------------------
                                     Name:  Thomas M. Donohue

                                  Title: Managing Director

                                  FORT DEARBORN LIFE INSURANCE COMPANY
                                  By: Guardian Investor Services LLC

                                  By  /s/ Thomas M. Donohue
                                      ------------------------------------------
                                  Name:  Thomas M. Donohue
                                  Title: Managing Director

                                  THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

                                  By  /s/ Thomas M. Donohue
                                      ------------------------------------------
                                  Name:  Thomas M. Donohue
                                  Title: Managing Director

                                  BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

                                  By  /s/ Thomas M. Donohue
                                      ------------------------------------------
                                  Name:  Thomas M. Donohue
                                  Title: Managing Director

                                  J. ROMEO & CO. AS NOMINEE FOR
                                  MONY LIFE INSURANCE COMPANY

                                  By /s/ Barbara J. Walsh
                                     -------------------------------------------
                                  Name:  Barbara J. Walsh
                                  Title: Authorized Signatory

                                  J. ROMEO & CO. AS NOMINEE FOR
                                  MONY LIFE INSURANCE COMPANY OF AMERICA

                                  By /s/ Barbara J. Walsh
                                     -------------------------------------------
                                  Name:  Barbara J. Walsh

                                   Title: Authorized Signatory

                                   PHOENIX LIFE INSURANCE COMPANY

                                   By /s/ Christopher M. Wilkos
                                     ------------------------------------------
                                   Name:  Christopher M. Wilkos
                                   Title: Senior Vice President, Corporate
                                          Portfolio Management

                                   UNITED OF OMAHA LIFE INSURANCE COMPANY

                                   By /s/ Edwin H. Garrison, Jr.
                                      -----------------------------------------
                                   Name:  Edwin H. Garrison, Jr.
                                   Title: First Vice President

                                   RELIASTAR LIFE INSURANCE COMPANY

                                   By: ING Investment Management,
                                       LLC, as Agent

                                   By /s/ James V. Wittich
                                      -----------------------------------------
                                   Name:  James V. Wittich
                                   Title: Senior Vice President

                                   NORTHERN LIFE INSURANCE COMPANY

                                   By: ING Investment Management, LLC,
                                       as Agent

                                   By /s/ James V. Wittich
                                      -----------------------------------------
                                   Name:  James V. Wittich
                                   Title: Senior Vice President

                                   RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                   By: ING Investment Management LLC, as Agent

                                                By /s/ James V. Wittich
                                                   -----------------------------
                                                Name:  James V. Wittich
                                                Title: Senior Vice President

                                                SECURITY CONNECTICUT LIFE
                                                INSURANCE COMPANY

                                                By:    ING Investment
                                                       Management LLC, as Agent

                                                By /s/ James V. Wittich
                                                   -----------------------------
                                                Name:  James V. Wittich
                                                Title: Senior Vice President

Accepted and Agreed:

SEITEL, INC.

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer

SEITEL DATA CORP.

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer

SEITEL DATA, LTD.

By: Seitel Delaware, Inc., general partner

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer

N360X, L.L.C.
By: Seitel Management, Inc.,
    managing member

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer

SEITEL MANAGEMENT, INC.

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer

SEITEL GEOPHYSICAL, INC.
DDD ENERGY, INC.
SEITEL GAS & ENERGY CORP.
SEITEL POWER CORP.
SEITEL NATURAL GAS, INC.
MATRIX GEOPHYSICAL, INC.
EXSOL, INC.
DATATEL, INC.
SEITEL OFFSHORE CORP.
SEITEL INTERNATIONAL, INC.
AFRICAN GEOPHYSICAL, INC.
GEO-BANK, INC.
ALTERNATIVE COMMUNICATION
 ENTERPRISES, INC.
SEITEL DELAWARE, INC.

By /s/ Kevin Fiur
   ---------------------------------
Name:   Kevin Fiur
Title:  President and Chief Executive Officer